February 28, 2011

Marketocracy Masters 100SM Fund (the “Fund”)

A SERIES OF MARKETOCRACY FUNDS

Supplement to the Summary Prospectus, Prospectus and
Statement of Additional Information (“SAI”)
Dated October 28, 2010, as supplemented

The reduction in the Fund’s annual operating expenses has been extended beyond February 28, 2011 and will continue through June 30, 2011.

Effective December 1, 2010 and continuing through June 30, 2011, (the “Period”), the Fund’s Administrator, Marketocracy Capital Management LLC, has determined to reduce the Fund’s annual operating expenses by waiving a portion of the Administration Fees, effectively lowering them from an annualized rate of 0.45% to 0.20% of the Fund’s average daily net assets.  For the duration of the Period, reference to the Fund’s current Administration Fees in the Annual Fund Operating Expenses table and elsewhere in the Fund’s Summary Prospectus, Prospectus and SAI is superseded by the information contained in this Supplement.  As of July 1, 2011, the Fund’s Administration Fees effectively will revert to 0.45% of the Fund’s average daily net assets unless the Administrator determines to extend the Administration Fees waiver.

Please retain this Supplement for future reference.